Investor Presentation March 2012 Exhibit 99.1

Disclaimer

We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,”
“may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: our business and investment strategy, including our ability to identify suitable properties to acquire; our forecasted operating results; completion of any pending transactions; projected capital expenditures; our ability to obtain adequate debt or equity financing to complete acquisitions and to maintain future financing arrangements; market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy; our expected leverage levels; our expectations regarding future distributions to shareholders; and our expectations for economic trends and recoveries, and the impact of those on the lodging industry generally and the market segments in which we operate, in particular.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Additionally, the following factors could cause actual results to vary from our forward-looking statements:
changes in our business or investment strategy;
availability to us, and the terms of, capital for use in our future growth;
our ability to reach agreement with prospective sellers and acquire additional hotels on favorable terms or at all;
the extent to which the general U.S. or international economy recovers, and the resultant effect on our industry and the market segments in which we operate;
the degree and nature of our competition;
availability of and our ability to retain qualified personnel;
our ability to maintain our qualification as a REIT;
general volatility of the capital markets and the market price of our common shares;
actions and initiatives of the U.S. government, changes to U.S. government policies and the execution and impact of these actions, initiatives and policies;
changes in interest rates; and
the other factors discussed in our Form 10-K filed with the Securities and Exchange Commission on February 24, 2012, including those set forth under the sections titled “Risk factors”  and
“Management’s discussion and analysis of financial condition and results of operations.”
Any forward-looking statement speaks only as of the date on which it is made. Except as required by law, we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers.

What Makes Us Different
Focused and disciplined acquisition strategy has built a portfolio with a significant discount to replacement cost and strong current yields
Newly built or “like new” hotels (renovated by previous owner) will drive upside performance without meaningful execution risk
Additional growth from value-add, ROI projects in key hotels
Intense asset management with predominantly independent management companies will continue to drive RevPAR gains and margin expansion
Well-located, urban portfolio will significantly outperform industry with EBITDA concentration in the strongest U.S. markets with very limited new supply on the horizon
Significant free cash flow from combination of strong balance sheet with modest leverage and high-yielding assets translates into a meaningful and reliable dividend

What We’ve Done

$0
$200
$400
$600
$800
$1,000
0
1,000
2,000
3,000
4,000
Rooms Invested Capital (Millions)
Hyatt Regency Boston
Hilton Checkers Los Angeles
Le Meridien San Francisco
W Chicago - City Center
Homewood Suites Seattle Convention Center
Hotel Indigo San Diego Gaslamp Quarter
Courtyard Washington Capitol Hill/Navy Yard
Hotel Adagio
Denver Marriott City Center
Holiday Inn New York City Midtown - 31 Street
st
IPO $169.4MM Net
Equity Raise $140.4MM Net
Secured Credit Facility $115.0MM
Amended Credit Facility
$150.0MM
Equity Raise $229.8MM Net
Amended Credit Facility $200.0MM
CMBS Loan $37.5MM
CMBS Loan $95.0MM
Term Loan $130.0MM
Boston Marriott Newton
Courtyard Anaheim at Disneyland Resort
Hyatt Place New York Midtown
South (Under Contract)

Portfolio Overview – Segmentation

Geographic
Boston
25%
San Francisco
14%
Denver
17%
Los Angeles
9%
NYC
8%
San Diego
6%
DC
6%
Seattle
5%
Chicago
10%
Marriott
38%
Starwood
20%
Hyatt
18%
Hilton
10%
IHG
9%
Independent
5%
Brand
Marriott
16%
Evolution
14%
Hyatt
13%
TPG
12%
Crestline
11%
HEI
10%
Starwood
10%
RHG
8%
IHG
6%
Management
Group
27%
Transient
69%
Contract
4%
Customer
Note:  Geographic, brand and management segmentation based on room count and includes CLT’s prospective acquisition of the Hyatt Place New York
Midtown South. Customer segmentation is based on room nights sold for the year ended December 31, 2011 for the 11 hotels as if owned for the
full year (excludes Holiday Inn New York City Midtown – 31    Street and Hyatt Place New York Midtown South).
st

Portfolio Overview – Top 15 Markets

Los Angeles
Seattle
San Francisco
San Diego
Denver
Chicago
DC
New York
Boston
Anaheim
Philadelphia
Orlando
Miami
New Orleans
CLT Top 15 Market
Other Top 15 Market
Note: Oahu Island, HI not shown.

Portfolio Overview – Summary

______________________________
(1) 2011 Pro Forma EBITDA Yield includes operating results for the year ended December 31, 2011 as if owned for the full period. For the Holiday Inn New York City
Midtown – 31   Street and Hyatt Place New York Midtown South, 2011 Pro Forma EBITDA Yield is based on projected first year EBITDA.
(2) Estimated replacement cost of the portfolio is $355,000 - $375,000 per key.
st
Price Price Per Key 2011 Pro Forma
Hotel Location Interest Rooms (Millions) (Thousands)
EBITDA Yield
(1)
Hyatt Regency Boston Boston, MA Fee Simple 502 $112.0 $223.0 11.0%
Hilton Checkers Los Angeles Los Angeles, CA Fee Simple 188 46.0 245.0 8.5%
Boston Marriott Newton Newton, MA Fee Simple 430 77.3 180.0 10.0%
Courtyard Anaheim at Disneyland Resort Anaheim, CA Fee Simple 153 25.0 163.0 9.2%
Le Meridien San Francisco San Francisco, CA Fee Simple 360 143.0 397.0 7.2%
Homewood Suites Seattle Convention Center Seattle, WA Fee Simple 195 53.0 272.0 7.7%
W Chicago - City Center Chicago, IL Fee Simple 368 128.8 350.0 7.2%
Hotel Indigo San Diego Gaslamp Quarter San Diego, CA Fee Simple 210 55.5 264.0 5.6%
Courtyard Washington Capitol Hill / Navy Yard Washington, DC Fee Simple 204 68.0 333.0 7.4%
Hotel Adagio San Francisco, CA Fee Simple 171 42.3 247.0 6.9%
Denver Marriott City Center Denver, CO Fee Simple/Ground Lease 613 119.0 194.0 8.8%
Holiday Inn New York City Midtown-31 Street
st
New York, NY Fee Simple 122 52.2 428.0 8.2%
Hyatt Place New York Midtown South New York, NY Fee Simple 185 76.2 412.0 8.8%
Portfolio
(2)
3,701 $998.2 $269.7 8.3%

Portfolio Overview – Markets
Geographically diversified among the top producing markets in the country with over
50% of EBITDA concentrated in the top 5 markets
Urban locations minimize supply risk and offer numerous demand generators
Gateway markets provide balanced customer mix of domestic and international travelers, corporate business and convention and group business
Strategically located properties in the strongest performing and most desirable downtown areas in the top U.S. markets

Le Meridien San Francisco
Note:  Market segmentation based on pro forma EBITDA for the year ended December 31, 2011, which includes actual operating results for 11 hotels as if owned for the full year and projected first year EBITDA for the Holiday Inn New York City Midtown – 31 st
Street and Hyatt Place
New York Midtown South.
Boston
24%
San Francisco
16%
NYC
13%
Denver
13%
Chicago
11%
Los Angeles
8%
DC
6%
Seattle
5%
San Diego
4%

Portfolio Overview – Asset Quality
CLT’s assets are new construction or have
already been renovated to “like new”
product
Superior quality, well-maintained assets
mitigate downside risk
Substantial prior owner capital investment
positions assets for growth and eliminates
execution risk
24% of the portfolio is ground up
construction completed within the last six
years

W Chicago - City Center
Hotel Indigo San Diego Gaslamp Quarter

Portfolio Overview – Asset Quality

Hyatt Regency Boston
Le Meridien San Francisco
W Chicago - City Center
Boston Marriott Newton
Denver Marriott City Center
Le Meridien San Francisco
Homewood Suites Seattle
Hilton Checkers Los Angeles
Courtyard Anaheim at Disneyland Resort
Hotel Indigo San Diego Gaslamp Quarter
Courtyard Washington Capitol Hill/Navy Yard
Holiday Inn New York City Midtown-31 Street
Hyatt Place New York Midtown South
Note: Based on room count.
58%
24%
18%
Prior Owner
Renovation
New Construction
Under
Renovation
Hotel Adagio (Full Repositioning)
Hyatt Regency Boston (Lobby & Bar)
st
82% of CLT’s portfolio is new or recently renovated “like new” prior to acquisition

Portfolio Overview – Prior Owner Invested Capital
CLT’s portfolio benefits from recent capital investment and renovations completed by previous owners, providing attractive upside with minimal near-term capital needs and operational disruption

Hotel
Prior Owner
Invested Capital
(Millions) Scope Completion
W Chicago - City Center $30.8 Guestrooms and 4-pipe HVAC system, lobby, restaurant, lounge, meeting space and public
spaces
2010
Boston Marriott Newton 22.0 Guestrooms and 4-pipe HVAC system, lobby, restaurant, lounge, meeting space and exterior
2010
Denver Marriott City Center 13.7 Guestrooms, meeting space and public space 2010
Le Meridien San Francisco 9.9 Guestrooms, lobby and lounge 2009
Homewood Suites Seattle
Convention Center
9.2 Conversion to Homewood Suites brand,
guestrooms and public space
2008
Hilton Checkers Los Angeles 4.0 Guestrooms, meeting space, public space, restaurant and lounge
2009
Total $89.6 $41,600/Key of Prior Owner Invested Capital

Portfolio Overview – Internal Growth Drivers

Several projects have been identified throughout the portfolio to drive incremental growth and continued outperformance of the industry
______________________________
(1) $8.5 million is expected to be funded through existing furniture, fixtures and equipment (FF&E) or property improvement (PIP) reserves held by our hotel operators and lenders.
Hotel Projects
Capital (Millions)
(1)
Est. Completion
Hotel Adagio Renovation and repositioning
1,000 SF of additional meeting space
$6.9 Q3 2012
W Chicago - City Center
21
st
and 22
nd
floor renovations
35 additional guestrooms
7.8 Q4 2012
Hyatt Regency Boston Lobby, lobby lounge, presidential suite and meeting space
renovation
4 additional guestrooms
3.8 Q1 2012
Le Meridien San Francisco Lobby repositioning including expanded bar operation 3.6 Q3 2012
Denver Marriott City Center
Restaurant, lobby lounge and meeting space renovation
5,000 SF of additional meeting space
3.0 Q3 2012
Hilton Checkers Los Angeles Presidential suite renovation, relocation of fitness center and creation of the hotel's premiere penthouse suite
3 additional guestrooms
0.9 Q3 2012
Hotel Indigo Gaslamp Quarter
Creation of rooftop bar 0.5 Q2 2012
Holiday Inn New York City
Midtown-31
st
Street
Creation of rooftop bar 0.4 Q2 2012
Total $26.9

Hotel Adagio Repositioning

Full repositioning of the Hotel Adagio including redesigned guestrooms, lobby, lounge, restaurant and meeting space with a Q3 2012 expected completion date
Strong value creation from developing additional meeting space and shrinking the $40 per night rate gap with the market leader

W Chicago – City Center Rooms Expansion

Conversion of the
vacant 21   and 22
floors to 35 new
guestrooms at an
estimated $220,000
per key cost with a
Q4 2012 expected
completion date
New guestrooms
will be significantly
larger than the
existing standard
rooms, commanding
rate premiums and
delivering an IRR of
approximately 20%
st
nd

Value-Add Capital Projects 14 Hotel Indigo San Diego Gaslamp Quarter – Rooftop bar Holiday Inn New York City Midtown-31 st Street – Rooftop bar

Hyatt Regency Boston – Lobby, lobby lounge,
presidential suite and meeting space
renovation and four new guestrooms
Value-Add Capital Projects

Le Meridien San Francisco – Lobby and lobby lounge
expansion and repositioning

Portfolio Overview – Peer Comparison

78.1%
77.6% 77.6%
76.4%
75.2%
74.3%
72.6%
72.1%
72.0%
2011 Occupancy
$228
$203
$193
$180
$179
$175
$167
$164
$129
2011 ADR
Source: Based on most recent company press releases and SEC filings; CLT Portfolio is pro forma actual for 11 hotels as if owned for the full year (excludes Holiday Inn
New York City Midtown-31
st
Street and Hyatt Place New York Midtown South); and CLT Full Service is pro forma actual for the eight full service hotels as if owned for the full year (excludes Holiday Inn New York City Midtown-31 st
Street).

Portfolio Overview – Peer Comparison

$166
$159
$148
$139
$136
$130
$124
$123
$93
2011 RevPAR
12.7%
10.6%
10.3%
9.1%
7.2%
6.3%
6.2%
6.1%
5.2%
2011 RevPAR Change
Source: Based on most recent company press releases and SEC filings; CLT Portfolio is pro forma actual for 11 hotels as if owned for the full year (excludes Holiday Inn
New York City Midtown-31
st
Street and Hyatt Place New York Midtown South); and CLT Full Service is pro forma actual for the eight full service hotels as if owned for the full year (excludes Holiday Inn New York City Midtown-31 st
Street).

Portfolio Overview – Peer Comparison

Source: Based on most recent company press releases and SEC filings; CLT Portfolio is pro forma actual for 11 hotels as if owned for the full year (excludes Holiday Inn
New York City Midtown-31
st
Street and Hyatt Place New York Midtown South); and CLT Full Service is pro forma actual for the eight full service hotels as if owned for the full year (excludes Holiday Inn New York City Midtown-31 st
Street).
31.7%
30.5%
30.2%
27.8%
26.7%
26.2%
24.4%
22.3%
21.0%
2011 Hotel EBITDA Margin
318
315
260
220
173
130
116
90
51
2011 Hotel EBITDA Margin Change

Portfolio Overview – Peer Comparison

Source: Based on most recent company press releases and SEC filings; CLT Portfolio is pro forma actual for 11 hotels as if owned for the full year (excludes Holiday Inn
New York City Midtown-31
st
Street and Hyatt Place New York Midtown South); and CLT Full Service is pro forma actual for the eight full service hotels as if owned for the full year (excludes Holiday Inn New York City Midtown-31 st
Street).
2011 Hotel EBITDA/Room
(Thousands)

Acquisition Strategy

Market
Asset
Brand
Return
Urban, Central Business District/Downtown locations in the top 15 MSAs with high barriers-to-entry and superb positioning proximate to the market’s strongest demand generators
Current focus markets are Miami, Chicago and Los Angeles where CLT has limited or no exposure
Upper-upscale, full-service hotels that are either new construction or have been renovated to “like new” condition
Under positioned or branded assets with material upside through capital investment will be cautiously targeted
On a limited basis, premium select-service hotels in Central Business
District/Downtown or unique locations
Longstanding and deep partnerships with the world’s most recognized and respected brands including: Hyatt Hotels, Marriott International, Starwood
Hotels & Resorts Worldwide, Hilton Worldwide and InterContinental Hotels
Group
Investment focus on generating immediate returns for shareholders with strong in-place cash-on-cash yields, below replacement cost pricing, conservative cash flow growth expectations producing 5-year, unleveraged
IRRs in the 10%-11% range utilizing responsible exit cap rates and significant remaining upside

Long-Term Debt

Clean balance sheet with no legacy issues
Prudent use of leverage that fits with
lodging industry’s cyclical and volatile
nature and debt structure is designed to
provide capacity and flexibility
Appropriate use of debt based on the
following considerations:
Balance mix of short-term vs. long-term to
stagger maturities
Proper mix of fixed vs. variable rate debt
given current interest rate environment
Expectations/timing regarding stabilization
of hotel cash flows
Lowest average cost of borrowing
compared to publicly traded lodging REIT
peers
Denver Marriott City Center

Long-Term Debt

(1) Leverage and Fixed Charge Coverage are calculated as defined under our revolving credit facility.
As of 12/31/2011
(1)
Leverage 43%
Fixed Charge Coverage 3.1x
Weighted Avg. Rate 4.5%
$0.0 $0.0
$275.0
$0.0
$131.7
$0.0
$0
$100
$200
$300
2012 2013 2014 2015 2016 2017
Debt Maturities
(Millions)
Floating
Rate Debt
36%
Fixed
Rate Debt
64%
Debt Structure
Weighted Avg. Rate
5.0%
Weighted Avg. Rate
3.6%

Long-Term Debt – Peer Comparison

Low leveraged company with the lowest cost of borrowing among peers
Note: Weighted average cost of borrowing includes cost of debt and preferred equity.
Source: Most recent company SEC filings and R.W. Baird. Trailing 12 month fixed charge coverage as of December 31, 2011.
Trailing 12 Month Fixed Charge
Coverage
Weighted Average Cost of
Borrowing

Dividend – Overview

Acquisition of hotels with strong going-in yields has allowed CLT to distribute significant free cash flows to shareholders and pay a recurring and consistent dividend
Increased dividend by 10% to $0.22 per share in Q1 2012 (5% annualized yield)
One of the highest dividend yields amongst lodging REITs
Well covered dividend and targeted 70% - 75% payout of cash available for distribution
Source: Based on most recent company press releases and SEC filings; CLT is based on 2011 Pro Forma AFFO (see Exhibit 1 to this presentation for reconciliation of this non-GAAP financial measure). AFFO Yield is calculated as AFFO as a percentage of market capitalization as of March 1, 2012.
Courtyard Washington Capitol Hill / Navy Yard
7.8%
6.3%
5.8%
5.6%
4.5%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
CLT DRH HST LHO PEB
2011 AFFO Yield

st
2012 Outlook

___________________________________
(1) 2011 Pro Forma includes actual operating results for 11 of the 12 hotels owned as of December 31, 2011 as if owned for the full year and includes projected first year results for the Holiday Inn New York City Midtown - 31 Street.
(2) See Exhibit 1 to this presentation for reconciliation of non-GAAP financial measures.
(Millions, except per share)
2011 2011 2012
Actual Pro Forma
(1)
Guidance
Pro Forma RevPAR Change 9.1% 6.5% - 8.5%
Total Revenue $172.2 $233.3 $251.9 - $256.9
Adjusted Hotel EBITDA
(2)
$56.0 $74.7 $82.3 - $85.6
Adjusted Hotel EBITDA Margin
(2)
32.5% 32.0% 32.7% - 33.3%
AFFO
(2)
$32.7 $44.5 $49.6 - $52.5
AFFO/Share $1.11 $1.40 $1.55 - $1.64

Favorable Valuation

____________________________
(1) Enterprise value based on pro forma debt and market capitalization as of March 1, 2012.
Based on current multiples of primary peers, CLT’s 2012 guidance implies approximate trading value of $21.00 to $23.00 per share
CLT’s approximate 9% 2012 EBITDA yield on hotel investments represents a significant discount to current transaction cap rates
CLT’s current valuation
(1)
indicates the portfolio is trading at approximately $280,000 per key, or only a 4% premium over its cost basis of $270,000 per key
CLT’s current valuation
(1)
indicates the portfolio is trading at a 21% to 25% discount to estimated replacement cost of $355,000 to $375,000 per key
CLT currently trading at favorable valuation relative to peers amidst strong expected performance and attractive acquisitions to date

What Makes Us Different
Well-located, urban portfolio will significantly outperform industry with EBITDA concentration in the strongest U.S. markets with very limited new supply on the horizon
Newly built or “like new” hotels (renovated by previous owner) will drive upside performance without meaningful execution risk
Additional growth from value-add, ROI projects in key hotels
Intense asset management with predominantly independent management companies will continue to drive RevPAR gains and margin expansion
Focused and disciplined acquisition strategy has built a portfolio with a significant discount to replacement cost and strong current yields
Significant free cash flow from combination of strong balance sheet with modest leverage and high-yielding assets translates into a meaningful and reliable dividend

28

Exhibit 1 – Non-GAAP Financial Measure Reconciliation
___________________________________
(1) 2011 Pro Forma includes actual operating results for 11 of the 12 hotels owned as of December 31, 2011 as if owned for the full year and includes projected first year results for the Holiday Inn New York City Midtown - 31  Street.
(2) Includes non-cash amortization of  ground lease asset, deferred franchise costs, and unfavorable contract liability.
(3) Includes non-cash amortization of  ground lease asset, deferred franchise costs, unfavorable contract liability, and air rights contract.
Note: Amounts in millions, except per share amounts, and may not sum due to rounding. Margins and per share amounts are calculated on amounts before rounding.
2011 Pro 2012 Guidance
2011 Actual Forma
(1)
Low High
ADJUSTED HOTEL EBITDA AND ADJUSTED HOTEL EBITDA MARGIN:
Total revenue $               172.2 $               233.2 $               251.9 $               256.9
Less: Total hotel operating expenses 116.1 158.5 169.3 171.0
Hotel EBITDA 56.1 74.7 82.6 85.9
Less: Non-cash amortization
(2)
(0.1) - (0.3) (0.3)
Adjusted Hotel EBITDA $                  56.0 $                  74.7 $                  82.3 $                  85.6
Adjusted Hotel EBITDA Margin 32.5% 32.0% 32.7% 33.3%
AFFO:
Net income available to common shareholders $                  8.8 $                  11.2 $                  19.2 $                  22.1
Add: Depreciation and amortization 18.4 27.7 27.7 27.7
FFO available to common shareholders 27.2 38.9 46.9 49.7
Add: Hotel acquisition costs 5.1 5.1 2.5 2.5
Non-cash amortization
(3)
0.5 0.5 0.2 0.2
AFFO available to common shareholders $                  32.7 $                  44.5 $                  49.6 $                  52.5
AFFO per diluted common share $                  1.11 $                  1.40 $                  1.55 $                  1.64
Weighted-average number of diluted common shares outstanding 29.4 31.8 31.9 31.9 st